This prospectus is to be used only by clients of RBS Securities Corporation, an indirect wholly owned subsidiary of the Royal Bank of Scotland plc.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Funds

Introduction	1
Dreyfus Institutional Cash Advantage Fund	2
Dreyfus Institutional Cash Advantage Plus Fund	5
Management	8
Financial Highlights	10

Account Information

Account Policies	11
Distributions and Taxes	13
Services for Fund Investors	14
Instructions for Account Transactions	15

For More Information

See back cover.

The Funds

DREYFUS INSTITUTIONAL
CASH ADVANTAGE FUNDS

Dreyfus Institutional Cash Advantage Fund
Dreyfus Institutional Cash Advantage Plus Fund

INTRODUCTION

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of one fund are unrelated to those of the other fund.This combined prospectus has been prepared for the convenience of investors so that investors can consider two investment choices in one document.

As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

Generally, each fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating, or the unrated equivalent as determined by Dreyfus. Each fund, however, intends to purchase only securities with the highest credit rating, or the unrated equivalent.

An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.Although each fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in a fund.

Concepts to understand

Money market fund: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

  maintain an average dollar-weighted portfolio maturity of 90 days or less buy individual securities that have remaining maturities of 13 months or less invest only in high quality, dollar-denominated obligations

Credit rating: a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

The Funds 1

Dreyfus Institutional Cash Advantage Fund
Ticker Symbol: DADXX

GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, including:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches repurchase agreements, including tri-party repurchase agreements asset-backed securities
  high grade commercial paper, and other short- term corporate obligations, including those with floating or variable rates of interest

Normally, the fund invests at least 25% of its net assets in bank obligations.

Concepts to understand

Repurchase agreement: a U.S. commercial bank or securities dealer sells securities, typically U.S. government securities, to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield any of the fund’s holdings could have its credit rating downgraded or could default the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement
2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Institutional Advantage shares of the fund. The bar chart shows the performance of the Institutional Advantage shares for the fund’s first full calendar year of operations. The table shows the average annual total returns for the fund’s Institutional Advantage shares over time.All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

The year-to-date total return for Institutional Advantage shares of the fund as of 6/30/04 was 0.46% .

Average annual total returns as of 12/31/03

Since
inception
1 Year	(6/3/02)

1.09%	1.28%

Institutions may call toll-free 1-800-346-3621 for the current yield for Institutional Advantage shares. Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.

What this fund is — and isn’t

The fund is a mutual fund: a pooled investment that is professionally managed and gives an investor the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. An investor could lose money in the fund, but also has the potential to make money.

Dreyfus Institutional Cash Advantage Fund 3

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUND (continued)

EXPENSES

Investors pay certain fees and expenses in connection with the fund, which are described for Institutional Advantage shares in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets
Management fees	0.10%
Other expenses	0.05%

Total	0.15%

Expense example
1 Year	3 Years	5 Years	10 Years

$15	$48	$85	$192

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in other aspects of the fund’s operations. Under the fund’s management contract, Dreyfus has agreed to pay all of the fund’s expenses, except management fees, administration fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, fees and expenses of the non-interested board members and of independent counsel to the fund and to the non-interested board members, and extraordinary expenses. For the fiscal year ended April 30, 2004, Dreyfus waived receipt of its management fee pursuant to an undertaking, reducing total expenses to 0.05% . This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Other expenses: as to the fund’s Institutional Advantage shares, under its management agreement with Dreyfus, the fund only pays the management fee, an administration fee of 0.05% payable to Dreyfus, and certain other expenses described above.

4

Dreyfus Institutional
Cash Advantage Plus Fund
Ticker Symbol: DAVXX

GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, including:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks (or thrifts) or their subsidiaries or branches repurchase agreements, including tri-party repurchase agreements asset-backed securities
  domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

Normally, the fund invests at least 25% of its net assets in bank obligations.

Concepts to understand

Repurchase agreement: a U.S. commercial bank or securities dealer sells securities, typically U.S. government securities, to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.

MAIN RISKS

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield any of the fund’s holdings could have its credit rating downgraded or could default the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry the risks generally associated with dollar- denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement

Dreyfus Institutional Cash Advantage Plus Fund 5

DREYFUS INSTITUTIONAL CASH ADVANTAGE PLUS FUND (continued)
PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in Institutional Advantage shares of the fund. The bar chart shows the performance of the Institutional Advantage shares for the fund’s first full calendar year of operations. The table shows the average annual total returns for the fund’s Institutional Advantage shares over time.All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

The year-to-date total return for Institutional Advantage shares of the fund as of 6/30/04 was 0.46% .

Average annual total returns as of 12/31/03

Since
inception
1 Year	(6/3/02)

1.09%	1.28%

Institutions may call toll-free 1-800-346-3621 for the current yield for Institutional Advantage shares. Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.

What this fund is — and isn’t

The fund is a mutual fund: a pooled investment that is professionally managed and gives an investor the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. An investor could lose money in the fund, but also has the potential to make money.

6

EXPENSES

Investors pay certain fees and expenses in connection with the fund, which are described for Institutional Advantage shares in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table
Annual fund operating expenses
% of average daily net assets
Management fees	0.10%
Other expenses	0.05%

Total	0.15%

Expense example
1 Year	3 Years	5 Years	10 Years

$15	$48	$85	$192

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in other aspects of the fund’s operations. Under the fund’s management contract, Dreyfus has agreed to pay all of the fund’s expenses, except management fees, administration fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, fees and expenses of the non-interested board members and of independent counsel to the fund and to the non-interested board members, and extraordinary expenses. For the fiscal year ended April 30, 2004, Dreyfus waived receipt of its management fee pursuant to an undertaking, reducing total expenses to 0.05% . This undertaking was voluntary.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

Other expenses: as to the fund’s Institutional Advantage shares, under its management agreement with Dreyfus, the fund only pays the management fee, an administration fee of 0.05% payable to Dreyfus, and certain other expenses described above.

Dreyfus Institutional Cash Advantage Plus Fund 7

MANAGEMENT

The investment adviser for each fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $162 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the funds did not pay Dreyfus management fees as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $675 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (each fund’s distributor) and all of Dreyfus’ other direct and indirect subsidiaries, to Mellon Financial.The reorganization did not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or DSC may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales pro-grams.There payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

8

The funds, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by each fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contract with the Dreyfus funds.

The Funds 9

FINANCIAL HIGHLIGHTS

The following tables describe the performance of assuming you had reinvested all dividends and dis-each fund’s Institutional Advantage shares for the tributions. These figures have been independently fiscal periods indicated. “Total return” shows how audited by Ernst & Young LLP, whose report, along much your investment in each fund would have with the fund’s financial statements, is included in increased (or decreased) during each period, the annual report, which is available upon request.

		Year Ended April 30,
Dreyfus Institutional Cash Advantage Fund		2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period		1.00	1.00
Investment operations:	Investment income — net	.010	.013
Distributions:	Dividends from investment income — net	(.010)	(.013)
Net asset value, end of period		1.00	1.00
Total Return (%)		1.00	1.46 [2]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.05	.05 [2]
Ratio of net investment income to average net assets		.99	1.38 [2]
Decrease reflected in above expense ratios due to
undertakings by Dreyfus		.10	.10 [2]

Net assets, end of period ($ x 1,000)		163,283	311,006

1 From June 3, 2002 (commencement of operations) to April 30, 2003.

2 Annualized.

		Year Ended April 30,
Dreyfus Institutional Cash Advantage Plus Fund		2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period		1.00	1.00
Investment operations:	Investment income — net	.010	.013
Distributions:	Dividends from investment income — net	(.010)	(.013)
Net asset value, end of period		1.00	1.00
Total Return (%)		1.00	1.46 [2]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.05	.05 [2]
Ratio of net investment income to average net assets		1.00	1.38 [2]
Decrease reflected in above expense ratios due to
undertakings by Dreyfus		.10	.10 [2]

Net assets, end of period ($ x 1,000)		163,283	311,006

1 From June 3, 2002 (commencement of operations) to April 30, 2003.

2 Annualized.

10

Account Information

ACCOUNT POLICIES

Each fund is designed for institutional investors, acting for themselves, or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the fund for all purposes. In certain cases, the fund may require investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the fund’s transfer agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing Institutional Advantage shares for the benefit of their clients may impose policies, limitations and fees which are different from those described in this prospectus.

Buying shares

The price for fund shares is the fund’s net asset value (NAV), which is generally calculated at 12:00 noon, 5:00 p.m. and 8:00 p.m. every day the New York Stock Exchange, or the transfer agent (as on Good Friday), is open for regular business.An order will be priced at the next NAV calculated after the order is accepted by the fund’s transfer agent or other authorized entity. Each fund’s investments are valued based on amortized cost.

Orders in proper form placed prior to 12:00 noon or 5:00 p.m., and payments for which are received in or converted into Federal Funds by the fund’s custodian by 6:00 p.m., will become effective at the price determined at 12:00 noon or 5:00 p.m., respectively, on that day. In either case, shares purchased will receive the dividend declared on that day.

Concepts to understand

Net asset value (NAV): a mutual fund’s share price on a given day. A fund’s NAV is calculated by dividing the value of its net assets by the number of existing shares.

Amortized cost: a method of valuing a money market fund’s portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed for a fund to be able to price its shares at $1.00 per share.

The Funds 11

ACCOUNT POLICIES (continued)

Orders effected through compatible computer facilities after 5:00 p.m., but prior to 8:00 p.m., will become effective at the price determined at 8:00 p.m. on that day, if Federal Funds are received by the fund’s custodian by 11:00 a.m. on the following business day. In this case, shares purchased will start earning dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., by means other than a compatible computer facility, will become effective on the following business day.

All times are Eastern time.
Minimum investments
	Initial	Additional

Institutional Advantage	$250,000,000*	none
shares

*	The minimum initial investment in Institutional Advantage shares of a fund is $250,000,000, unless: (a) the investor has invested at least $250,000,000 in the aggregate among the other fund, any Dreyfus Cash Management fund listed below and Dreyfus Institutional Yield Advantage Fund (including in any class of a fund); or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of assets to reach a future level of investment of $250,000,000 among the funds, Dreyfus Institutional Yield Advantage Fund and the Dreyfus Cash Management funds identified below.

The Dreyfus Cash Management Funds include:

  Dreyfus Cash Management
  Dreyfus Cash Management Plus, Inc.
  Dreyfus Government Cash Management
  Dreyfus Government Prime Cash Management
  Dreyfus New York Municipal Cash Management
  Dreyfus Municipal Cash Management Plus
  Dreyfus Tax Exempt Cash Management
  Dreyfus Treasury Cash Management
  Dreyfus Treasury Prime Cash Management
Selling shares

Investors may sell (redeem) shares at any time by wire, telephone, or compatible computer facility. Shares will be sold at the next determined NAV.

If a redemption request is received in proper form by the fund’s transfer agent or other authorized entity by 5:00 p.m., the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day,and the shares will not receive the dividend declared on that day. If a request for redemption is received in proper form by the fund’s transfer agent or other authorized entity after 5:00 p.m., but by 8:00 p.m., the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the next business day, and the shares will receive the dividend declared on that day.Any certificates representing fund shares being sold must be returned with the redemption request.

All times are Eastern time.

The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day, depending on the circumstances, for any period (i) during which the New York Stock Exchange is closed (other than on holidays or weekends), or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists that makes difficult the disposal of securities owned by a fund or the determination of the fair value of the fund’s net assets; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. If, for one of these reasons, the processing of redemptions and the delivery of redemption proceeds is delayed beyond the same or next business day, the delay may be for up to seven days. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling recently purchased shares, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

12

General policies

Unless the investor declines telephone privileges on the application, the investor may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

Each fund reserves the right to:

  refuse any purchase or exchange request that could adversely affect the fund or its operations change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts

Each fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount being redeemed is deemed by Dreyfus to be large enough to affect fund operations. Investors are urged to call Dreyfus Institutional Services Division before effecting any large redemption.

Each fund also may process purchase and sale orders and calculate its NAV on days that the fund’s primary trading markets are open and the fund’s management determines to do so.

DISTRIBUTIONS AND TAXES

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by each fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions are taxable to you as qualified dividends and capital gains.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax pur-poses.A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Account Information 13

SERVICES FOR FUND INVESTORS

Exchange privilege

An investor may purchase, in exchange for Institutional Advantage shares of a fund, Institutional Advantage shares of the other fund, or Institutional shares of Dreyfus Institutional Yield Advantage Fund or of any Dreyfus Cash Management fund listed under “Account Policies” in this prospectus. These funds have different investment policies that may be of interest to investors. Investors should read the current prospectus for any fund into which they are exchanging before investing.Any new account established through an exchange will have the same privileges as the original account (as long as they are avail-able).There is currently no fee for exchanges.

Account statements

Every fund investor automatically receives regular account statements. Each investor also will be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

14

To open an account, make subsequent investments, or to sell shares, please contact your RBS Securities Representative or call 1-800-704-7112. In New York, call 1-212-401-3800.

Account Information 15

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For More Information

Dreyfus Institutional Cash Advantage Fund Dreyfus Institutional Cash Advantage Plus Fund

Series of Dreyfus Institutional Cash Advantage Funds SEC file number: 811-21075

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund’s performance and lists its portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone

Call your RBS Securities representative or 1-800-704-7112

By E-mail RBSNAMMF@rbos.com. You can obtain product information and E-mail requests for information or literature.

By mail Write to:
RBS Securities Corporation
101 Park Avenue
New York, NY 10178
Attn: Money Market Desk

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to public info@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2005 Dreyfus Service Corporation

ICA-P0305-RBS